ALLIANCE LIMITED MATURITY GOVERNMENT FUND

ANNUAL REPORT
NOVEMBER 30, 1996



LETTER TO SHAREHOLDERS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

January 15, 1997

Dear Shareholder:

Throughout most of 1996, U.S. bond market returns have been subdued. The market has reacted negatively to stronger-than-expected job growth and uncertainty about whether the Federal Reserve would raise rates to slow economic growth. Across all major sectors of the bond market, shorter-duration securities have outperformed longer-duration securities as interest rates for all maturities have increased. Year-to-date returns on mortgage-backed securities continued to outpace those of Treasuries as higher interest rates slowed mortgage prepayment expectations.

INVESTMENT RESULTS
As outlined in the May 31, 1996 semi-annual report, this has been a year of transition for Limited Maturity Government. In March, we began to restructure the Fund's portfolio in accordance with the new investment policies approved by the Fund's shareholders on February 22, 1996.

The table on this page provides the investment returns for Alliance Limited Maturity Government Fund for the six and 12-month periods ended November 30, 1996. The table also compares that performance with the unmanaged Merrill Lynch 1-3 Year U.S. Treasury Index and the Lipper Intermediate Government Funds (IUG) Average, a universe of 124 funds with investment objectives similar to that of Alliance Limited Maturity Government Fund. If you recall from our last letter, we indicated that we would begin using the Lipper IUG benchmark in the future because it more closely parallels your Fund's new focus.

We are pleased to report that over the past twelve months, your Fund's Class A shares returned 5.11% versus 4.77% for the Lipper IUG universe. This outperformance is due primarily to strong relative performance of mortgage-backed securities over the past year. The range-bound trading environment throughout most of the year was favorable for the mortgage-backed securities sector. In addition, mortgage-backed securities benefited from low supply during a period of high investor demand for yield.

                                                           TOTAL RETURN
                                                 PERIOD ENDED NOVEMBER 30, 1996
                                                      6 MONTHS   12 MONTHS
                                                      --------   ---------
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
    Class A                                             5.13%      5.11%
    Class B                                             4.76%      4.36%
    Class C                                             4.76%      4.38%

MERRILL LYNCH 1-3 YEAR U.S. TREASURY INDEX              4.33%      5.78%
LIPPER INTERMEDIATE U.S. GOV'T. FUNDS (IUG) AVERAGE     6.26%      4.77%


TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES AS OF NOVEMBER 30, 1996. ADDITIONAL RESULTS APPEAR ON PAGE 3. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. THE FUND'S BENCHMARKS ARE UNMANAGED.

THE MERRILL LYNCH 1-3 YEAR U.S. TREASURY INDEX DOES NOT REFLECT FEES AND EXPENSES. IT IS A MEASURE OF THE OVERALL U.S. SHORT-TERM BOND MARKET. THE LIPPER INTERMEDIATE GOVERNMENT FUNDS (IUG) AVERAGE IS BASED ON THE PERFORMANCE OF A UNIVERSE OF 124 FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN SECURITIES ISSUED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF 5 TO 10 YEARS.


ECONOMIC REVIEW
Rebounding from a slowdown at the end of 1995, the U.S. economy gathered steam as 1996 progressed. Following first quarter's growth of 2%, as measured by the Gross Domestic Product (GDP), the economic resurgence gained strength during the second quarter, led by a rapidly improving labor market. Employment gains averaged 272,000 per month and total hours worked climbed by an annualized 5.7% Consumer confidence remained strong and real household spending continued to grow at a healthy clip. These factors combined to produce GDP growth for the second quarter of 4.7%.

However, the most recent data points to an economy that has slowed sharply from its strong second quarter pace. Third quarter GDP growth declined to a more moderate 2.1%, dragged down by a dramatic deceleration in con-


1



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

sumer spending. The annualized gain in retail sales measured only 0.4% during the third quarter while construction spending dropped 5.8% from the prior quarter. On the production side, industrial production growth slowed to an annualized 4.3% (from second quarter's 6.6%), total hours worked grew by only 2.8%, and non-farm payroll growth slowed to 145,000 new jobs per month.

On the inflation front, the Commerce Department's price index for the key gross domestic purchases aggregate, which measures prices paid on all purchases by U.S. residents, decelerated for the second quarter in a row. The index rose at a seasonally adjusted annual rate of only 1.8% in the third quarter versus 2.1% in the second quarter and 2.3% in the first quarter. At this broadest level of economic coverage, inflation remains very well-behaved. As a result, the Federal Reserve has been in a holding pattern since January and is expected to maintain that stance for the foreseeable future.

LIMITED MATURITY MARKET REVIEW
Throughout the summer, the mortgage-backed securities market outperformed Government bonds on both an absolute and duration-adjusted basis.
Mortgage-backed securities benefited from the narrow trading range of the market and low supply during a period of high investor demand for yield-oriented securities.

Beginning in September, the Treasury market rallied. Economic reports indicating slow to moderate growth and benign inflation, and the Fed's decision not to raise interest rates, helped push Treasury returns into positive territory for the first time since January. As interest rates dropped, prepayment expectations for mortgages reappeared, limiting gains in this sector and helping Treasuries to outperform mortgages over the most recent three months.

PORTFOLIO ACTIVITY
Since our last report to you, portfolio allocations have remained relatively stable. Expecting no sustained movement in interest rates, we increased the portfolio's yield-oriented position by trading lower coupon mortgage-backed securities for premium mortgages. In response to strong performance during the period, we sold adjustable rate mortgages in favor of Treasury securities and 15-year mortgage-backed securities. Treasury securities were used to maintain portfolio duration.

INVESTMENT OUTLOOK
Our outlook for the U.S. economy assumes that while economic growth may temporarily bounce higher during the fourth quarter of 1996, it will moderate again during the first half of 1997. As this occurs, any upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges.

Thank you for your continued interest and investment in Alliance Limited Maturity Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

John D. Carifa
Chairman and President

Paul A. Ullman
Senior Vice President

Patricia Young
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

Alliance Limited Maturity Government Fund is an open-end, diversified management investment company that seeks the highest level of current income, consistent with low volatility of net asset value. The Fund normally invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities and repurchase agreements related to U.S. Government securities. The Fund confines investments to obligations with maturities of 10 years or less or with durations not exceeding that of a 10-year U.S. Treasury note.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      5.11%          0.67%
Since Inception*              4.63%          3.63%
SEC Yield**                   5.67%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      4.36%          1.39%
Since Inception*              3.89%          3.89%
SEC Yield**                   5.21%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      4.38%          3.38%
Since Inception*              3.40%          3.40%
SEC Yield**                   5.22%


Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class A(1% year 1 for purchases exceeding $1,000,000); Class B (3% year 1, 2% year 2, 1% year 3); and for Class C shares (1% year 1).

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception: 6/1/92, Class A and Class B; 5/3/93, Class C.
**  SEC Yield is for the 30 days ended November 30, 1996.


3



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

ALLIANCE  LIMITED MATURITY GOVERNMENT FUND
$10,000 INVESTMENT OVER LIFE OF FUND:
6/30/92* TO 11/30/96

$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
  $9,500

LIPPER INTERMEDIATE
GOVERNMENTFUNDS (IUG) AVERAGE: $12,871
ML 1-3 YEAR
TREASURY: $12,744

LIMITED MATURITY GOVERNMENT
CLASS A: $11,700

12/31/93
11/30/96
6/30/92
12/31/92
12/31/94
12/31/95


This chart illustrates the total value of an assumed $10,000 investment in Alliance Limited Maturity Government Fund Class A shares (since inception) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gain or loss in capital value or dividend income.

The unmanaged Merrill Lynch 1-3 Year U.S. Treasury Bond Index is composed of U.S. Treasury securities with maturities between one and three years.

The Lipper Intermediate U.S. Government Funds Average (IUG) is based on the performance of a universe of 124 funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years.

When comparing Alliance Limited Maturity Government Fund to the Merrill Lynch 1-3 Year U.S. Treasury Bond Index, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


Limited Maturity Government
ML 1-3 Year Treasury
Lipper Intermediate Government Funds (IUG) Average


*  Month end nearest to Fund's inception date of 6/1/92.


4



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-71.6%
COLLATERALIZED MORTGAGE OBLIGATIONS-34.1%
ADJUSTABLE RATE-20.7%
Housing Security, Inc.
  Series 1995-RFCI-A1
  7.030%, 10/30/18 (a)                          $ 2,197      $ 2,224,088
  Series 1995-B A1A
  7.284%, 11/25/28                                6,745        6,852,134
Prudential Home Mortgage Securities
  Series 1993-56 Cl. A1
  8.033%, 1/25/24                                 2,951        3,018,152
  Series 1993-46 Cl. A1
  8.172%, 11/25/23                                5,084        5,200,174
Sears Mortgage Securities Corp.
  Series 1992-18A Cl. A1
  7.441%, 9/25/22                                 5,436        5,548,198
                                                             ------------
                                                              22,842,746

FIXED RATE-13.4%
Chase Commercial Mortgage Securities Corp.
  Series 1996 Cl. B1
  7.60%, 4/18/06                                  4,500        4,702,500
Donaldson, Lufkin & Jenrette
  Series 1994-QE1 A1
  7.854%, 4/25/24 (a)                             5,570        5,584,148
Federal Home Loan Mortgage Corp.
  Series 1302 Cl. PE
  7.50%, 12/15/15                                   792          790,351
Federal National Mortgage Association
  Series 1990 Cl. J
  7.00%, 5/25/14                                  1,811        1,818,859
Residential Funding Mortgage Securities I
  Series 1993-S37 Cl. A1
  7.00%, 10/25/23                                 1,887        1,883,087
                                                             ------------
                                                              14,778,945

Total Collateralized Mortgage Obligations
  (cost $37,389,118)                                          37,621,691

FEDERAL HOME LOAN MORTGAGE CORP.-22.3%
  7.00%, 11/01/10-12/01/10                          973          982,691
  7.00%, 6/01/09-12/01/10 (GOLD)                 21,378       21,558,096
  11.00%, 1/01/11-9/01/20                         1,768        1,989,949

Total Federal Home Loan Mortgage Corp.
  (cost $24,648,080)                                          24,530,736

FEDERAL NATIONAL MORTGAGE ASSOCIATION-8.0%
  7.00%, 5/01/03-7/01/03                          6,742        6,817,838
  7.50%, 4/01/08 (b)                                  1            1,434
  11.25%, 2/01/16                                 1,754        1,974,330

Total Federal National Mortgage Association
  (cost $8,659,973)                                            8,793,602

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-7.2%
  8.00%, 1/15/99
  (TBA)                                           6,100        6,286,782
  11.25%, 7/15/13-1/15/16
  (GPM)                                           1,032        1,175,217
  11.50%, 2/15/13-6/15/13
  (BD)                                              376          437,186
  11.75%, 1/20/16
  (BD)                                               19           22,026

Total Government National Mortgage Association
  (cost $7,839,856)                                            7,921,211


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)          VALUE
-------------------------------------------------------------------------
Total Mortgage-Related Securities
  (cost $78,537,027)                                        $ 78,867,240
U.S. GOVERNMENT OBLIGATIONS-32.2%
U.S. TREASURY NOTES-20.0%
  5.50%, 12/31/00                               $ 9,100        9,004,723
  5.625%, 11/30/00                                1,500        1,491,330
  6.25%, 10/31/01 (c)                             5,000        5,085,150
  6.625%, 6/30/01                                 6,200        6,397,594
                                                              21,978,797

U.S. TREASURY BOND-12.2%
  11.875%, 11/15/03                              10,100       13,450,372

Total U.S. Government Obligations
  (cost $35,418,159)                                          35,429,169

ASSET BACKED SECURITY-5.1%
Student Loan Funding Corp., Inc. FRN
  Series 1993-A Cl. A1
  6.237%, 1/01/99
  (cost $5,564,637)                               5,560        5,560,000

REPURCHASE AGREEMENT-1.0%
Prudential-Bache Securities, Inc.
  5.90%, dated 11/29/96,
  due 12/02/96, collateralized
  by $1,075,950 FN#312031,
  8.50%, 9/01/25
  (cost $1,085,000)                               1,085        1,085,000

TOTAL INVESTMENTS-109.9%
  (cost $120,604,823)                                        120,941,409
Other assets less liabilities-(9.9%)                         (10,850,461)

NET ASSETS-100%                                             $110,090,948


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At November 30, 1996, the securities amounted to $7,808,236 or 7.09% of net assets.

(b)  15 year mortgage.

(c) Securities segregated to collateralize reverse repurchase agreements with an aggregate market value of approximately $5,113,217, including accrued interest.

     Glossary of Terms:
     BD  - Builder buydown.
     FRN - Floating rate note.
     GPM - Graduated payment mortgage.
     TBA - To be announced.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $120,604,823)         $120,941,409
  Cash                                                                     564
  Interest receivable                                                1,126,501
  Receivable for investment securities sold                            236,127
  Receivable for capital stock sold                                    184,628
  Deferred organization expenses                                        41,356
  Total assets                                                     122,530,585

LIABILITIES
  Payable for investment securities purchased                        6,288,888
  Reverse repurchase agreement                                       5,101,643
  Payable for capital stock redeemed                                   539,403
  Dividends payable                                                    154,882
  Distribution fee payable                                              81,658
  Advisory fee payable                                                  59,280
  Accrued expenses and other liabilities                               213,883
  Total liabilities                                                 12,439,637

NET ASSETS                                                        $110,090,948

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     11,652
  Additional paid-in capital                                       131,554,804
  Distributions in excess of net investment income                    (155,035)
  Accumulated net realized loss on investments                     (21,657,059)
  Net unrealized appreciation of investments                           336,586
                                                                  $110,090,948

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($16,248,313/
    1,719,168 shares of capital stock issued and outstanding)            $9.45
  Sales charge--4.25% of public offering price                             .42
  Maximum offering price                                                 $9.87

  CLASS B SHARES
  Net asset value and offering price per share($50,385,663/
    5,332,917 shares of capital stock issued and outstanding)            $9.45

  CLASS C SHARES
  Net asset value and offering price per share($43,456,972/
    4,599,773 shares of capital stock issued and outstanding)            $9.45


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $10,714,846

EXPENSES
  Advisory fee                                        $  908,425
  Distribution fee - Class A                              62,028
  Distribution fee - Class B                             646,988
  Distribution fee - Class C                             543,828
  Transfer agency                                        199,496
  Audit and legal                                        161,053
  Administrative                                         152,027
  Custodian                                              127,476
  Printing                                               115,204
  Registration                                            55,516
  Amortization of organization expenses                   55,453
  Directors' fees                                         24,135
  Miscellaneous                                           12,098
  Total expenses before interest                       3,063,727
  Interest expense                                       884,582
  Total expenses                                                     3,948,309
  Net investment income                                              6,766,537

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                  (1,648,824)
  Net change in unrealized appreciation of investments                 220,055
  Net loss on investments                                           (1,428,769)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 5,337,768


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    NOVEMBER 30,   NOVEMBER 30,
                                                        1996           1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  6,766,537   $ 11,879,331
  Net realized loss on investments                   (1,648,824)    (7,748,271)
  Net change in unrealized appreciation
    (depreciation) of investments                       220,055      7,402,773
  Net increase in net assets from operations          5,337,768     11,533,833

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (1,099,192)    (1,884,462)
    Class B                                          (3,020,671)    (5,150,507)
    Class C                                          (2,547,881)    (4,464,679)
  Tax return of capital
    Class A                                             (80,449)      (109,742)
    Class B                                            (221,079)      (299,940)
    Class C                                            (186,476)      (260,000)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (68,798,912)  (140,125,516)
  Total decrease                                    (70,616,892)  (140,761,013)

NET ASSETS
  Beginning of year                                 180,707,840    321,468,853
  End of year                                      $110,090,948   $180,707,840


See notes to financial statements.


9



STATEMENT OF CASH FLOWS
YEAR ENDED NOVEMBER 30, 1996
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                               $  11,473,097
  Interest paid                                        (884,582)
  Operating expenses paid                            (3,125,217)
  Net increase in cash from operating activities                  $  7,463,298

INVESTING ACTIVITIES:
  Proceeds from disposition of long-term
    portfolio investments                           309,447,508
  Purchases of long-term portfolio investments     (238,732,874)
  Purchases of short-term portfolio investments,
    net                                                (563,000)
  Net increase in cash from investing activities                    70,151,634

FINANCING ACTIVITIES*:
  Increase in reverse repurchase agreements, net     (1,138,115)
  Net redemptions from capital stock transactions   (72,689,732)
  Cash dividends paid                                (3,788,097)
  Net decrease in cash from financing activities                   (77,615,944)
  Net decrease in cash                                                  (1,012)
  Cash at beginning of year                                              1,576
  Cash at end of year                                             $        564

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from
    operations                                                   $   5,337,768

ADJUSTMENTS:
  Decrease in interest receivable                 $     788,843
  Net realized loss on investments                    1,648,824
  Net change in unrealized appreciation                (220,055)
  Accretion of bond discount                            (30,592)
  Decrease in deferred organization expense              55,453
  Decrease in accrued expenses                         (116,943)
  Total adjustments                                                  2,125,530

NET INCREASE IN CASH FROM OPERATING ACTIVITIES                    $  7,463,298


* Non-cash financing activities not included herein consist of reinvestment of dividends.

   See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Limited Maturity Government Fund (the "Fund"), formerly Alliance Mortgage Strategy Trust, was incorporated in the state of Maryland on April 8, 1992 as a diversified, open-end management investment company. The Fund currently offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Fixed-income securities are valued on the basis of prices provided by a pricing service and brokers. However, securities which are traded over-the-counter and on a national securities exchange may be valued according to the broadest and most representative market. It is expected that, for the fixed-income securities and options in which the Fund invests, this ordinarily will be the over-the-counter market. Securities not priced in this manner are valued at the latest quoted bid price, or when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Other securities for which quotations are not readily available or restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $276,500 have been deferred and are being amortized on a straight-line basis through August 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As of November 30, 1996 the Fund reclassified certain components of net assets. The reclassifications resulted in net decreases to distributions in excess of net investment income and additional paid-in capital of $488,004. These reclassifications were the result of permanent book to tax differences primarily resulting from tax return of capital distributions. Net assets were not affected by the change.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. Pursuant to the advisory agreement, the Fund paid $152,027 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $127,476 for the year ended November 30, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,444 from the sale of Class A shares and $87,323 and $2,744 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares respectively for the year ended November 30, 1996.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $472,895 and $2,672,214 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $14,140,316 and $53,003,704, respectively, for the year ended November 30, 1996. There were purchases of $222,346,483 and sales of $245,895,129 of U.S. government and government agency obligations for the year ended November 30, 1996.
At November 30, 1996, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $913,710 and gross unrealized depreciation of investments was $577,124 resulting in net unrealized appreciation of $336,586.

At November 30, 1996, for federal income tax purposes the Fund had a capital loss carryforward of $21,657,059 of which $219,463 expires in the year 2000, $177,358 expires in the year 2001, $11,863,143 expires in the year 2002, $7,728,928 expires in the year 2003 and $1,668,167 expires in the year 2004.


12



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            2,218,089       854,241    $ 20,814,961    $  8,085,552
Shares issued in
  reinvestment of
  dividends               66,439        97,452         622,936         922,047
Shares converted
  from Class B           231,530            -0-      2,158,178              -0-
Shares redeemed       (3,727,280)   (2,559,958)    (34,954,990)    (24,225,739)
Net decrease          (1,211,222)   (1,608,265)   $(11,358,915)   $(15,218,140)

CLASS B
Shares sold            1,169,061     2,656,458    $ 10,938,822    $ 25,126,058
Shares issued in
  reinvestment of
  dividends              171,299       262,019       1,606,681       2,480,720
Shares converted
  to Class A            (231,530)           -0-     (2,158,178)             -0-
Shares redeemed       (4,640,656)   (8,392,989)    (43,509,656)    (79,485,822)
Net decrease          (3,531,826)   (5,474,512)   $(33,122,331)   $(51,879,044)

CLASS C
Shares sold            1,443,550     2,193,838    $ 13,565,512    $ 20,770,913
Shares issued in
  reinvestment of
  dividends              131,894       251,819       1,236,980       2,383,642
Shares redeemed       (4,169,294)  (10,156,950)    (39,120,158)    (96,182,887)
Net decrease          (2,593,850)   (7,711,293)   $(24,317,666)   $(73,028,332)


NOTE F: REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

On November 30, 1996, the Fund had held the following reverse repurchase agreement:

       AMOUNT           BROKER         INTEREST RATE       MATURITY
-----------------  ----------------  ----------------  ----------------
    $5,100,000      Morgan Stanley         5.80%       December 2, 1996

For the year ended November 30, 1996, the maximum amount of reverse repurchase agreements outstanding was $92,478,750, the average amount outstanding was approximately $17,801,755, and the daily weighted average interest rate was 4.97%.


13



FINANCIAL HIGHLIGHTS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A
                                            -------------------------------------------------------------------
                                                                                                JUNE 1,1992(A)
                                                           YEAR ENDED NOVEMBER 30,                    TO
                                            --------------------------------------------------   NOVEMBER 30,
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  ---------------
Net asset value, beginning of period           $9.52        $9.51        $9.94        $9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .51(b)       .52(b)       .42          .57          .35(c)
Net realized and unrealized gain (loss)
  on investments                                (.04)         .02         (.32)         .11         (.17)
Net increase in net asset value from
  operations                                     .47          .54          .10          .68          .18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.50)        (.48)        (.58)        (.34)
Tax return of capital                           (.03)        (.03)        (.04)          -0-          -0-
Distributions from net realized gains             -0-          -0-        (.01)          -0-          -0-
Total dividends and distributions               (.54)        (.53)        (.53)        (.58)        (.34)
Net asset value, end of period                 $9.45        $9.52        $9.51        $9.94        $9.84

TOTAL RETURN
Total investment return based on net
  asset value (d)                               5.11%        5.91%        1.03%        7.02%        1.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $16,248      $27,887      $43,173      $59,215      $24,186
Ratio of expenses to average net assets         2.22%        2.14%        1.34%        1.54%        1.44%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                1.58%        1.41%        1.20%        1.33%        1.42%(e)
Ratio of net investment income to
  average net assets                            5.44%        5.53%        4.78%        5.66%        6.58%(e)
Portfolio turnover rate                          159%         293%         375%         499%         101%


See footnote summary on page 16.


14



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS B
                                            --------------------------------------------------------------------
                                                                                                 JUNE 1,1992(A)
                                                            YEAR ENDED NOVEMBER 30,                    TO
                                            ---------------------------------------------------   NOVEMBER 30,
                                                1996         1995          1994         1993          1992
                                            -----------  ------------  -----------  -----------  ---------------
Net asset value, beginning of period           $9.52        $9.52         $9.94        $9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .44(b)       .46(b)        .39          .49          .31(c)
Net realized and unrealized gain (loss)
  on investments                                (.04)         .01          (.35)         .12         (.17)
Net increase in net asset value from
  operations                                     .40          .47           .04          .61          .14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)        (.44)         (.42)        (.51)        (.30)
Tax return of capital                           (.03)        (.03)         (.03)          -0-          -0-
Distributions from net realized gains             -0-          -0-         (.01)          -0-          -0-
Total dividends and distributions               (.47)        (.47)         (.46)        (.51)        (.30)
Net asset value, end of period                 $9.45        $9.52         $9.52        $9.94        $9.84

TOTAL RETURN
Total investment return based on net
  asset value (d)                               4.36%        5.05%          .42%        6.27%        1.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $50,386      $84,362      $136,458     $168,157     $149,188
Ratio of expenses to average net assets         2.94%        2.85%         2.08%        2.26%        2.13%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                2.30%        2.11%         1.91%        2.07%        2.10%(e)
Ratio of net investment income to
  average net assets                            4.73%        4.83%         4.12%        4.98%        6.01%(e)
Portfolio turnover rate                          159%         293%          375%         499%         101%


See footnote summary on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS C
                                            ---------------------------------------------------
                                                                                  MAY 3,1993(H)
                                                    YEAR ENDED NOVEMBER 30,            TO
                                            -------------------------------------  NOVEMBER 30,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period           $9.52        $9.52        $9.94        $9.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .45(b)       .46(b)       .37          .27
Net realized and unrealized gain (loss)
  on investments                                (.05)         .01         (.33)        (.03)
Net increase in net asset value from
  operations                                     .40          .47          .04          .24

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.44)        (.42)        (.28)
Tax return of capital                           (.02)        (.03)        (.03)          -0-
Distributions from net realized gains             -0-          -0-        (.01)          -0-
Total dividends and distributions               (.47)        (.47)        (.46)        (.28)
Net asset value, end of period                 $9.45        $9.52        $9.52        $9.94

TOTAL RETURN
Total investment return based on net
  asset value (d)                               4.38%        5.06%         .42%        2.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $43,457      $68,459     $141,838     $228,703
Ratio of expenses to average net assets         2.92%        2.85%        2.04%        1.74%(e)
Ratio of expenses to average net assets
  excluding interest expense (g)                2.29%        2.10%        1.89%        1.58%(e)
Ratio of net investment income to
  average net assets                            4.75%        4.84%        4.10%        3.70%(e)
Portfolio turnover rate                          159%         293%         375%         499%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) If the Fund had borne all expenses, the expense ratios would have been 1.55% for Class A shares and 2.28% for Class B shares.

(g)  Net of interest expense of .64% on reverse repurchase agreements (see
Note F).

(h)  Commencement of distribution.


16



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Limited Maturity Government Fund, Inc. (formerly Alliance Mortgage Strategy Trust), including the portfolio of investments, as of November 30, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Limited Maturity Government Fund, Inc. at November 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 9, 1997


17



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
PAUL A. ULLMAN, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

LMGAR